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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated January 23, 2004, except for Note 9, as to which the date is March 18, 2004, in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-110528) and related Prospectus of Anadys Pharmaceuticals, Inc.


                                       /s/ ERNST & YOUNG LLP


San Diego, California
March 22, 2004